UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 12, 2006

BOSTON SCIENTIFIC CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11083	04-2695240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Boston Scientific Place, Natick, Massachusetts		01760-1537
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:    (508) 650-8000

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR  240.14d–2(b))

☐    Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01.  Other Events

On January 12, 2006, Boston Scientific Corporation (“Boston Scientific”) issued a press release announcing its submission of a revised definitive offer to acquire Guidant Corporation (“Guidant”). The offer was communicated on January 12, 2006 in a letter from Pete Nicholas, Chairman of Boston Scientific, and Jim Tobin, President and Chief Executive Officer of Boston Scientific, to James M. Cornelius, Chairman of Guidant.  The offer letter delivered to Mr. Cornelius is attached as Exhibit 99.1 to this Current Report.

In connection with Boston Scientific’s submission of its revised offer to Guidant, Boston Scientific delivered a signed copy of the merger agreement it is prepared to enter into with Guidant. A copy of the merger agreement is attached as Exhibit 99.2 to this Current Report.

Additional Information

This above referenced material is not a substitute for the prospectus/proxy statement and any other documents Boston Scientific and Guidant would file with the SEC if a definitive agreement with Guidant is executed.  Investors and security holders are urged to read such prospectus/proxy statement and any other such documents, when available, which would contain important information about the proposed transaction.  The prospectus/proxy statement would be, and other documents filed or to be filed by Boston Scientific and Guidant with the SEC are or will be, available free of charge at the SEC’s website (www.sec.gov) or from Boston Scientific by directing a request to Boston Scientific Corporation, One Boston Scientific Place, Natick, Massachusetts 01760-1537, Attention: Milan Kofol, Investor Relations.

Boston Scientific is not currently engaged in a solicitation of proxies from the security holders of Boston Scientific or Guidant in connection with Boston Scientific’s proposed acquisition of Guidant or in connection with Johnson & Johnson’s proposed acquisition of Guidant.  If a proxy solicitation commences, Boston Scientific, Guidant and their respective directors, executive officers and other employees may be deemed to be participants in such solicitation.  Information about Boston Scientific’s directors and executive officers is available in Boston Scientific’s proxy statement, dated April 4, 2005, for its 2005 annual meeting of stockholders.  Additional information about the interests of potential participants will be included in the prospectus/proxy statement Boston Scientific and Guidant would file if a definitive agreement with Guidant is executed.

Item 9.01.  Financial Statements and Exhibits

99.1         Revised Offer Letter, dated January 12, 2006

99.2         Proposed Merger Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

By:	/s/ Lawrence J. Knopf
Name:	Lawrence J. Knopf
Title:	Vice President and Assistant General Counsel

Dated:    January 13, 2006